INTELLI-CHECK MOBILISA™

Leading the way in Identity and Wireless Solutions

Merger Presentation

Mr Jeff Levy and Dr Nelson Ludlow

Intelli-Check - Mobilisa, Inc.

February 20th, 2008

Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate", "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company's business model will result in positive cash flows or return the company to profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Merger – Steps and Timing

- Merger Closure – 14 March 2008
- Sequence of Activities:
  - (Aug) Intent to Merge – Binding Agreement
  - (Sep - Nov) Due Diligence / Audit Financials
  - (Nov) Definitive Agreement
  - (Feb) Preliminary Proxy Filed with SEC
  - (Feb) Proxy Distributed to Shareholders
  - (Mar) Shareholder Meeting in Woodbury, NY
  - (Mar) Merger Closure

Shareholders Meeting

- Shareholders Meeting
  - Woodbury, NY
  - March 14, 2008 10am Eastern Time
- Five Items require approval:
  1. Proposed Merger
  2. Increase in Authorized Shares from 20 to 40 million
  3. Increase Shares in 2006 Option and Incentive Plan by 3 million
  4. Change Name to *Intelli-Check - Mobilisa, Inc.*
  5. Adjournment of Meeting if necessary to solicit additional proxies



Merger Terms

- Essentially a "Merger of Equals"
  - Equity / No-Cash Deal
  - Equal number of Shares
  - Intelli-Check options replace Mobilisa options
- Value of Deal
  - Aggregate Value of Consideration $50.7M
  - Based upon Value of IDN Stock upon signing of Definitive Agreement on November 20th, 2007

Board of Directors

- Four from each Company
- Chairman from Intelli-Check
- Vice-Chairman from Mobilisa
- Options extended for leaving Directors

- Mr Jeff Levy
  - Chairman
- Mr John Paxton
  - Vice Chairman
- General Buck Bedard
- Ms Bonnie Ludlow
- Dr Nelson Ludlow
- Mr Jay Maxwell
- Mr Art Money
- Mr Guy Smith

Management Team

- CEO – Dr Nelson Ludlow
- CFO – Mr Peter Mundy
- CTO – Mr Russ Embry
- Multiple Synergies in Other Positions

- Three Business Units
  - Commercial Identity Systems
  - Government Identity Systems
  - Wireless Systems

Company Backgrounds

Intelli-Check, Inc.

- 20 Employees
- HQ – Woodbury, NY
- Other Offices
  - Sales in Atlanta and Boston
- AAMVA Testing Lab
- Public Company Infrastructure
- Stronger in Commercial

Mobilisa, Inc.

- 30 Employees
- HQ – Port Townsend, WA
- Other Offices
  - Alexandria, VA & Dayton, OH
- DCAA Certified
- GSA Schedule
- Hub-Zone and Veteran-Owned
- Stronger in Government

Company Financials*

Intelli-Check, Inc.

- Accumulated Deficit (9/30/07)
  - Total: ($44,276,295)
- Year - 2006
  - Revenue: $3.162M
  - Net Loss: ($2.880M)
- 9 Months /Jan 1 – Sep 30, 2007
  - Revenue: $2.282M
  - Net Loss: ($2.288M)
- Backlog (12/31/07)
  - Total: ~$ 1.9 M
  - Est. Realized 2008: $ 1.0 M

Mobilisa, Inc.

- Accumulated Deficit (9/30/07)
  - Total: Break-Even
- Year - 2006
  - Revenue: +$3.423M
  - Net Gain: +$ 63K
- 9 Months /Jan 1 – Sep 30, 2007
  - Revenue: +$4.063M
  - Net Gain: +$ 347K
- Backlog (12/31/07)
  - Total: ~$11.4 M
  - Est. Realized 2008: $ 3.0 M

* See Proxy Statement for Specific Financials. If any discrepancy, the Proxy is the correct document.

Commercial Identity Systems

- Identity Functional Areas:
  - Age Verification
  - DL Validation
  - ID Data Capture
- Markets
  - Financial
  - Rental Car
  - Retail
  - Hospitality
- Products
  - Software
  - Desktop / Browsers
  - Handheld
  - Tailored Hardware




INTELLI-CHECK, INC.

Government Identity Systems

- Identity Functional Areas:
  - Access Control
  - Visitor Center
  - Vendor Validation
- Markets
  - Military Bases
    - ~ at 50 Bases
  - Federal Installations
  - TWIC
  - Federal / PIV

- Products
  - IM2500 - Defense ID
  - IM2700 TWIC
  - IM3000 Visitor – Vendor station and ID Card issue



Wireless Systems

- Wireless Functions:
  - High Speed Data
  - Moving / In-motion
  - Over Water
  - Military Focused
- Markets
  - Military
  - Ferries, Cruise Ships
  - Homeland Security
  - Coast Guard


Radio Tower
Radio Link
Radio Link
Sensor Buoy
Radio Link
Sensor Buoy
Radio Link
Sensor Buoy

Wireless Systems

- Products
  - Airchitect®
    - Wireless LAN Design Tool
  - WOW (wireless over water) Products in Dev
    - WOW 2100 Radio
    - WOW 2300 Router
- Port Security
  - Littoral Sensor Grid
  - Sensors on Buoys



Merged Company

- Headquarters – Port Townsend, WA
  - Combine functions and run as One Company
  - No Relocations
  - HUB-Zone, Veteran-Owned, DCAA Certified
- Three Business Units / General Location
  - Commercial ID Systems – Woodbury NY
  - Wireless Systems – Port Townsend WA
  - Government ID Systems – Port Townsend WA & DC Area
  - Focus of Sales Activity – Washington DC
- Nelson Ludlow running day-to-day operations of all three since Jan 8th, 2008.

Strategic Goals

- Combined Company – Positive Cash Flow
  - As quickly as possible
- Communicate
  - Under-Promise, Over-Deliver
- Revenue Focused
  - The "Start-up Phase" is over

Operational Goals

- Increase Revenue
  - Restructure Sales Team
  - Combined and New Product Line
  - Leadership focused on Sales
- Change Business Model
  - Shift from "middleware provider" to "applications provider" to "full product / full support" company
  - Bid as Prime Contractor / Focus on Larger Contracts
- Reduce Costs
  - Combine Functions between companies
  - Add New Cost Controls

Marketing

- www.icmobil.com is our new website
- Combined Product Line
  - Renaming of Products
  - Integration of Technologies
- New Product Development
- Emphasis on Customer Service
- Products for all Identity Cards over only DL's

Summary

- Many Synergies
- Result is a New, Stronger Company
- One Goal:
  - Combined Company Cash Flow Positive ASAP and Breakeven/Profitable ASAP thereafter

- Request Your Support
- Vote YES on all 5 Proposals